UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 1, 2016

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 1, 2016, CVR Partners, LP, a Delaware limited partnership (“CVR Partners”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of August 9, 2015 (the “Merger Agreement”), by and among CVR Partners, Lux Merger Sub 1 LLC, a Delaware limited liability company and wholly-owned subsidiary of CVR Partners (“Merger Sub 1”), Lux Merger Sub 2 LLC, a Delaware limited liability company and wholly-owned subsidiary of CVR Partners (“Merger Sub 2”), East Dubuque Nitrogen Partners, L.P. (formerly known as Rentech Nitrogen Partners, L.P.), a Delaware limited partnership (“Rentech Nitrogen”), and East Dubuque Nitrogen GP, LLC (formerly known as Rentech Nitrogen GP, LLC), a Delaware limited liability company (“Rentech Nitrogen GP”). Pursuant to the terms and conditions set forth in the Merger Agreement, (i) Merger Sub 1 merged with and into Rentech Nitrogen GP, the general partner of Rentech Nitrogen, with Rentech Nitrogen GP continuing as the surviving entity as a wholly-owned subsidiary of CVR Partners, and (ii) Merger Sub 2 merged with and into Rentech Nitrogen, with Rentech Nitrogen continuing as the surviving entity as a subsidiary of CVR Partners (collectively, the “Merger”). CVR Energy, Inc. (“CVR Energy”) indirectly owns 100% of CVR GP, LLC (“CVR GP”), the general partner of CVR Partners. In addition, CVR Energy indirectly owns approximately 34% of the common units representing limited partner interests of CVR Partners (“CVR Partners Common Units”).
Item 1.01    Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.
On April 1, 2016, in connection with the closing of the Merger, CVR Partners entered into a new $320 million senior term loan facility (the “AEPC Facility”) with American Entertainment Properties Corp., a Delaware corporation and an affiliate of CVR Partners (“AEPC”), as the lender, which (i) may be used by CVR Partners to provide funds to Rentech Nitrogen to make a change of control offer and, if applicable, a “clean-up” redemption in accordance with the indenture governing Rentech Nitrogen’s 6.500% Second Lien Senior Secured Notes due 2021 (the “Second Lien Notes”) or (ii) may be used by CVR Partners or Rentech Nitrogen to make a tender offer for the Second Lien Notes and, in each case, pay fees and expenses related thereto. The AEPC Facility is for a term of two years and bears interest at a rate of 12% per annum. The AEPC Facility contains covenants that require CVR Partners to, among other things, notify AEPC of the occurrence of any default or event of default and provide AEPC with information in respect of CVR Partners' business and financial status as it may reasonably require, including, but not limited to, copies of CVR Partners' unaudited quarterly financial statements and audited annual financial statements. In addition, the AEPC Facility contains customary events of default, including, among others, failure to pay any sum payable when due and the occurrence of a default of other indebtedness in excess of $25.0 million.

On April 1, 2016, in connection with the closing of the Merger, CVR Partners entered into a new $300 million senior term loan facility (the “Coffeyville Facility”) with Coffeyville Resources, LLC, a Delaware limited liability company, the sole member of CVR GP and an indirect, wholly-owned subsidiary of CVR Energy (“Coffeyville”), as the lender, which may be used by CVR Partners (i) to fund the repayment of amounts outstanding under the Credit Agreement, dated as of July 22, 2014, as amended, among Rentech Nitrogen, Rentech Nitrogen Finance Corporation, the guarantors party thereto, the lenders and other financial institutions party thereto, and Wells Fargo Bank, National Association, as successor-in-interest by assignment from General Electric Company, as administrative agent, (ii) to pay the Cash Consideration and to pay fees and expenses in connection with the Merger and related transactions and (iii) to repay all of the loans outstanding under the Credit and Guaranty Agreement (the “Credit Agreement”), dated as of April 13, 2011, among CVR Partners, Coffeyville Resources Nitrogen Fertilizers, LLC, the lenders party thereto and Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent. The Coffeyville Facility is for a term of two years and bears interest at a rate of 12% per annum. The Coffeyville Facility contains covenants that require CVR Partners to, among other things, notify Coffeyville of the occurrence of any default or event of default and provide Coffeyville with information in respect of CVR Partners’ business and financial status as it may reasonably require, including, but not limited to, copies of CVR Partners’ unaudited quarterly financial statements and audited annual financial statements. In addition, the Coffeyville Facility contains customary events of default, including, among others, failure to pay any sum payable when due and the occurrence of a default of other indebtedness in excess of $25.0 million.

The foregoing description is qualified in its entirety by reference to the full text of the AEPC Facility and Coffeyville Facility, which are attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 1.02    Termination of Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

On April 1, 2016, in connection with the completion of the Merger, CVR Partners repaid all amounts outstanding under the Credit Agreement. Effective upon such repayment, the Credit Agreement and all related loan documents and security interests were terminated and released.
Item 2.01    Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Item 1.01 is incorporated herein by reference.
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding common unit representing a limited partner interest in Rentech Nitrogen (each, a “Rentech Nitrogen Common Unit”), other than certain units held by affiliates of CVR Partners, was converted into the right to receive (1) 1.04 CVR Partners Common Units (such amount, the “Unit Consideration”), and (2) $2.57 in cash, without interest (the “Cash Consideration” and, together with the Unit Consideration, the “Merger Consideration”). Phantom units granted and outstanding under Rentech Nitrogen’s equity plans and held by employees who will continue in the employment of a CVR Partners-affiliated entity were cancelled and replaced with new incentive awards granted by CVR Partners of substantially equivalent value and on similar terms. Each phantom unit granted and outstanding and held by (x) employees who will not continue in employment of a CVR Partners-affiliated entity or (y) directors of Rentech Nitrogen GP vested in full and were converted into the right to receive the Merger Consideration. Pursuant to the Merger Agreement, Rentech Nitrogen Common Units held of record by an affiliate of CVR Partners and specified in writing by CVR Partners remained outstanding as Rentech Nitrogen Common Units following the Effective Time.
Pursuant to the Merger Agreement, CVR Partners issued approximately 40.1 million CVR Partners Common Units and paid approximately $99.2 million in cash to the holders of Rentech Nitrogen Common Units and certain holders of Rentech Nitrogen phantom units as described above.
The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to CVR Partners’ Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2015 and incorporated herein by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1
Senior Term Loan Credit Agreement dated as of April 1, 2016 between CVR Partners, LP, as Borrower, and American Entertainment Properties Corp., as Lender (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by CVR Partners, LP on April 7, 2015 (Commission File No. 001-35120)).

10.2
Senior Term Loan Credit Agreement dated as of April 1, 2016 between CVR Partners, LP, as Borrower, and Coffeyville Resources, LLC, as Lender (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by CVR Partners, LP on April 7, 2015 (Commission File No. 001-35120)).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 7, 2016

CVR Energy, Inc.

By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Senior Term Loan Credit Agreement dated as of April 1, 2016 between CVR Partners, LP, as Borrower, and American Entertainment Properties Corp., as Lender (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by CVR Partners, LP on April 7, 2015 (Commission File No. 001-35120)).

10.2
Senior Term Loan Credit Agreement dated as of April 1, 2016 between CVR Partners, LP, as Borrower, and Coffeyville Resources, LLC, as Lender (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by CVR Partners, LP on April 7, 2015 (Commission File No. 001-35120)).